INDUSTRIAL RUBBER INNOVATIONS, INC.
                    a Florida corporation
                  OMNIBUS STOCK OPTION PLAN

              1.      Name, Effective Date and Purpose.

               1.1    This Plan document is intended to
       implement and govern two separate stock option plans of INDUSTRIAL RUBBER INNOVATIONS, INC. (the
       "Company"): The Incentive Stock option plan ("Plan
       A") and the Nonstatutory Stock Option Plan ("Plan
       B"). Plan A provides for the granting of options that are intended to qualify as incentive stock options ("Incentive Stock Options") within the meaning of Section 422A(b) of the Internal Revenue
       Code (the "Code"), as amended. Plan B provides for the granting of options that are not intended to so qualify. Unless specified otherwise, all the provisions of this Plan relate equally to both Plan
       A and Plan B and are condensed for convenience into one Plan document.

               1.2    Plan A and Plan B are each
       established effective as of July 1, 1999. The purpose of Plan A and Plan B (sometimes together referred to as the "Plan" or this "Plan") is to promote the growth and general prosperity of the Company and its Affiliated Companies. This Plan will permit the Company to grant options ("Options") to purchase shares of its common stock ("Common
       Stock"). The granting of Options will help the Company attract and retain the best available persons for positions of substantial responsibility, and will provide certain key employees with an additional incentive to contribute to the success of the Company and its Affiliated Companies. For purposes of this Plan, the term "Affiliated
       Companies" shall mean any component member of a controlled group of corporations, as defined under Code Section 1563, in which the Company is also a component member.

              2.      Administration.

               2.1    The Plan shall be administered solely
       by the Board of Directors (the "Board"). All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees.

               2.2    The Board shall have sole authority,
       in its absolute discretion, to determine which of the eligible persons of the Company and its Affiliated Companies shall receive Options
       ("Optionees"), and, subject to the express provisions and restrictions of this Plan, shall have sole authority, in its absolute discretion, to determine the time when Options shall be granted, the terms and conditions of any Option other than those terms and conditions fixed under this Plan, the number of shares which may be issued upon exercise of an Option and the means of payment for such shares, and shall have authority to do everything necessary or appropriate to administer the Plan.

               2.3    Aggregate limitations with respect to
       all participants in the Plan:

                      2.3.1  The Board shall not grant
       Options covering more than the number of Available
       Shares of Common Stock to any employee in any Plan
       Year.

               2.4    Aggregate limitations with respect to
       the participation of directors and officers in the
       Plan:

                      2.4.1  No more than the number of
       Available Shares of Common Stock may be optioned and sold to directors of the Company under Plan A and Plan B considered in the aggregate in any Plan Year.

                      2.4.2  No more than the Available
       Shares of Common Stock may be optioned and sold to non-director officers of the Company under Plan A and Plan B considered in the aggregate in any Plan
       Year.

               2.5    Definitions:

                      2.5.1  Available Shares: Those shares
       specified in Section 4.1 as available for issuance pursuant to this Plan in any Plan Year.

                      2.5.2  Officer: The chief executive
       officer, president, chief financial officer, chief accounting officer, any vice president in charge of a principal business function (such as sales, administration, finance, or legal) and any other person who performs similar policy-making functions for the Company.

                      2.5.3  Parent Corporation: A
       corporation as defined in Section 425(e) of the Code.

                      2.5.4  Plan Year: Any twelve (12)
       month period (or shorter period during the final year of this Plan) commencing July 1 during the term of this Plan.

                      2.5.5  Restricted Shareholder: An
       individual who, at the time an Option is granted under either Plan A or Plan B, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its Parent Corporation or Subsidiary Corporation, with stock ownership to be determined in light of the attribution rules set forth in Section 425(d) of the Code.

                      2.5.6  Subsidiary Corporation: A
       corporation as defined in Section 425(f) of the Code.

              3.      Eligibility.

               3.1    Plan A: The Board may, in its
       discretion, grant one or more Options under Plan A to any key employee of the Company or its Affiliated
       Companies, including any employee who is a director of the Company or of any of its Affiliated Companies presently existing or hereinafter organized or acquired. Such Options may be granted to one or more such employees without being granted to other eligible employees, as the Board may deem fit.

               3.2    Plan B: The Board may, in its
       discretion, grant one or more options under Plan B to any key management employee, any employee or non-employee director of the Company or its Affiliated Companies, including any employee who is a director of the Company or of any of its Affiliated Companies presently existing or hereinafter organized or acquired, or any person who performs consulting or other services for the Company or its Affiliated Companies and who is designated by the Board as eligible to participate in Plan B. Such Options may be granted to one or more such persons without being granted to other eligible persons, as the Board may deem fit.

              4.      Stock to be Optioned.

               4.1    The aggregate number of shares which
       may be optioned and sold under Plan A and Plan B in any Plan Year shall not exceed the following amounts of the shares of Authorized Common Stock of the
       Company:

       Plan Year                                      Available Shares

       July 1, 1999 - June 30, 2000                    750,000 shares

       Each subsequent Plan Year beginning             10% of outstanding stock on July 1 of
       July 1, 2000                                    each such Plan Year

       The foregoing constitutes an absolute cumulative limitation on the total number of shares, that may be optioned under both Plan A and Plan B in any Plan
       Year. Therefore, at any particular date during a Plan Year, the maximum aggregate number of shares which may be optioned under either Plan A or Plan B or both is equal to the Available Shares minus the number of shares previously optioned and sold under both Plan A and Plan B during that Plan Year. All shares to be optioned and sold under either Plan A or Plan B may be either authorized but unissued shares or shares held in the treasury.

               4.2    Shares of Common Stock that: (i) are
       repurchased by the Company after issuance hereunder pursuant to the exercise of an Option, or (ii) are not purchased by the Optionee prior to the expiration or termination of the applicable Option, shall again become available to be covered by Options to be issued hereunder and shall not, as of the effective date of such repurchase or expiration, be counted as covered by an outstanding Option for purposes of the above-described maximum number of shares which may be optioned hereunder.

              5.      Option Price.  The Option Price for
       shares of Common Stock to be issued under either
       Plan A or Plan B shall be 100% of the fair market value of such shares on the date on which the Option covering such shares is granted by the Board (or the Committee, if authorized by the Board), except that if on the date on which such Option is granted the Optionee is a Restricted Shareholder, then such Option Price for Options granted under Plan A shall be 110% of the fair market value of the shares of Common Stock subject to the Option on the date such Option is granted by the Board. The fair market value of the shares of Common Stock for all purposes of this Plan is to be determined by the Board in its sole discretion, exercised in good faith.

              6.      Term of Plan.  Plan A and Plan B
       shall become effective on July 1, 1999. Both Plan A and Plan B shall continue in effect until June 30, 2009 unless terminated earlier by action of the Board. No Option may be granted hereunder after June 30, 2009.

              7.      Exercise of Option.   Subject to the
       actions, conditions and/or limitations set forth in this Plan document and/or any applicable Stock
       Option Agreement entered into hereunder, Options granted under this Plan shall be exercisable in accordance with the following rules:

               7.1    No Option granted under Plan A may be
       exercised in whole or in part until six (6) months after the date on which the Option is granted by the Board, or by the Committee if so authorized
       (hereinafter the "Option Grant Date").

               7.2    Subject to the specific provisions of
       this Section 7, Options shall become exercisable at such times and in such installments (which may be cumulative) as the Board shall provide in the terms of each individual Option; provided, however, each Option granted under the Plan shall become exercisable in installments of not more than 20% of the number of shares covered by such Option each year from the Option Grant Date; and provided, further, that by a resolution adopted after an Option is granted the Board may, on such terms and conditions as it may determine to be appropriate and subject to the specific provisions of this section
       7, accelerate the time at which such Option or installment thereof may be exercised. For purposes of this Plan, any accrued installment of an Option granted hereunder shall be referred to as an "Accrued Installment."

               7.3    Subject to the specific restrictions
       contained in this Section 7, an Option may be exercised when Accrued Installments accrue, as provided in the terms under which such Option was granted, for a period of up to ten (10) years from the Option Grant Date. In no event shall any Option be exercised on or after the expiration of said maximum applicable period, regardless of the circumstances then existing (including but not limited to the death or termination of employment of the Optionee).

               7.4    The Board shall fix the expiration
       date of the Option (the "Option Expiration Date") at the time the Option grant is authorized.

              8.      Rules Applicable to Certain
       Dispositions.

               8.1    Notwithstanding the foregoing
       provisions of Section 7, in the event the Company or the shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or capital stock of the Company by means of a sale, merger, consolidation, reorganization, liquidation, or otherwise, an Option shall become immediately exercisable with respect to the full number of shares subject to that Option during the period commencing as of the later of (i) date of execution of such agreement or (ii) six (6) months after the Option Grant Date, and ending as of the earlier of:

                      8.1.1  the Option Expiration Date; or

                      8.1.2  the date on which the
       disposition of assets or capital stock contemplated by the agreement is consummated.

       The exercise of any Option made exercisable solely by reason of this Section 8.1 shall be conditioned upon the consummation of the disposition of assets or stock under the above referenced agreement. Upon the consummation of any such disposition of assets or stock, the Plan and any unexercised Options issued hereunder (or any unexercised portion thereof) shall terminate and cease to be effective.

               8.2    Notwithstanding the foregoing, in the
       event that any such agreement shall be terminated without consummating the disposition of said stock or assets, any unexercised non-vested installments that had become exercisable solely by reason of the provisions of section 8.1 shall again become non-vested and unexercisable as of said termination of such agreement.

               8.3    Notwithstanding the provisions set
       forth in Section 8.1, the Board may, at its election and subject to the approval of the corporation purchasing or acquiring the stock or assets of the Company (the "Surviving Corporation"), arrange for the Optionee to receive upon surrender of Optionee's
       Option a new option covering shares of the Surviving
       Corporation in the same proportion, at an equivalent option price and subject to the same terms and conditions as the old Option. For purposes of the preceding sentence, the excess of the aggregate fair market value of the shares subject to such new option immediately after consummation of such disposition of stock or assets over the aggregate option price of such shares of the Surviving
       Corporation shall not be more than the excess of the aggregate fair market value of all shares subject to the old Option immediately before consummation of such disposition of stock or assets over the aggregate Option Price of such shares of the Company, and the new option shall not give the Optionee additional benefits which such Optionee did not have under the old Option or deprive the Optionee of benefits which the Optionee had under the old Option. If such substitution of options is effectuated, the Optionee's rights under the old
       Option shall thereupon terminate.

              9.      Mergers and Acquisitions.

               9.1    If the Company at any time should
       succeed to the business of another corporation through a merger or consolidation, or through the acquisition of stock or assets of such corporation, Options may be granted under the Plan to option holders of such corporation or its subsidiaries, in substitution for options or rights to purchase stock of such corporation held by them at the time of succession. The Board shall have sole and absolute discretion to determine the extent to which such substitute Options shall be granted (if at all), the person or persons within the eligible group to receive such substitute Options (who need not be all option holders of such corporation), the number of Options to be received by each person, the Option
       Price of such Option, and the terms and conditions of such substitute Options; provided however, that the terms and conditions of the substitute Options shall comply with the provisions of Section 425 of the Code, such that the excess of the aggregate fair market value of the shares subject to such substitute Option immediately after the substitution or assumption over the aggregate option price of such shares is not more than the excess of the aggregate fair market value of all shares subject to the substitution Option immediately before such substitution or assumption over the aggregate option price of such shares, and the substitution Option or the assumption of the old option does not give the holder thereof additional benefits which he or she did not have under such old option.

               9.2    Notwithstanding anything to the
       contrary herein, no Option shall be granted, nor any action taken, permitted or omitted, which could cause the Plan, or any Options granted hereunder as to which Rule 16b-3 under the Securities Exchange
       Act of 1934 may apply, not to comply with such Rule.

              10.     Termination of Employment.

               10.1   In the event that the Optionee's
       employment, directorship or consulting or other arrangement with the Company (or Affiliated Company) is terminated for any reason other than death or disability, any unexercised Accrued Installments of the Option granted hereunder to such terminated
       Optionee shall expire and become unexercisable as of the earlier of:

                      10.1.1  the applicable Option
       Expiration Date; or

                      10.1.2  a date 30 days after such
       termination occurs, provided, however, that the Board may, in the exercise of its discretion, extend said date up to and including a date three months following such termination with respect to Options granted under Plan A, or up to and including a date two years following such termination with respect to Options granted under Plan B.

               10.2   In the event that Optionee's
       employment, directorship or consulting or other arrangement with the Company is terminated due to the death or disability of the Optionee, any unexercised Accrued Installments of the Option granted hereunder to such Optionee shall expire and become unexercisable as of the earlier of:

                      10.2.1  the applicable Option
       Expiration Date; or

                      10.2.2  the first anniversary of the
       date of death of such Optionee (if applicable); or

                      10.2.3  the first anniversary of the
       date of the termination of employment, directorship or consulting or other arrangement by reason of disability (if applicable). Any such Accrued
       Installments of a deceased Optionee may be exercised prior to their expiration by (and only by) the person or persons to whom the Optionee's Option right shall pass by will or by the laws of descent and distribution, if applicable, subject, however, to all the terms and conditions of this Plan and the applicable Stock Option Agreement governing the exercise of Options granted hereunder.

               10.3   For purposes of this section 10, an
       Optionee shall be deemed employed by the Company (or
       Affiliated Company) during any period of leave of absence from active employment as authorized by the Company (or Affiliated Company).

              11.     Exercise of Options.

               11.1   An Option shall be deemed exercised
       when written notice of such exercise has been given to the Company at its principal business office by the person entitled to exercise the Option and full payment in cash or cash equivalents (or with shares of Common Stock pursuant to section 14) for the shares with respect to which the Option is exercised has been received by the Company. The Board may cause the Company to give or arrange for financial assistance (including without limitation direct loans, with or without interest, secured or unsecured, or guarantees of third party loans) to an Optionee for the purpose of providing funds for the purchase of shares pursuant to the exercise of Options, when in the judgment of the Board such assistance is in the best interests of the Company, is consistent with the Certificate of Incorporation and Bylaws of the Company and applicable laws, and will permit the shares to be fully paid and nonassessable when issued.

               11.2   An Option may be exercised in
       accordance with this section 11 as to all or any portion of the shares covered by an Accrued
       Installment of the Option from time to time during the applicable Option period, but shall not be exercisable with respect to fractions of a share.

               11.3   As soon as practicable after any
       proper exercise of an Option in accordance with the provisions of this Plan, the Company shall deliver to the Optionee at the main office of the Company, or such other place as shall be mutually acceptable, a certificate or certificates representing the shares of Common Stock as to which the Option has been exercised. The time of issuance and delivery of the Common Stock may be postponed by the Company for such period as may be required for it with reasonable diligence to comply with any applicable listing requirements of any national or regional securities exchange and any law or regulation applicable to the issuance and delivery of such shares.

              12.     Authorization to Issue Options and
       Shareholder Approval. Unless in the judgment of counsel to the Company such permit is not necessary with respect to particular grants, Options granted under the Plan shall be conditioned upon the Company obtaining any required permit from the California
       Department of Corporations and/or other appropriate governmental agencies, free of any conditions not acceptable to the Board, authorizing the Company to grant such Options, provided, however, such condition shall lapse as of the effective date of issuance of such permit(s) in a form to which the Company does not object within sixty (60) days. The grant of Options under the Plan also is conditioned on approval of the Plan by the vote or consent of the holders of a majority of the outstanding shares of the Company's Common Stock and no Option granted hereunder shall be effective or exercisable unless and until the Plan has been so approved.

              13.     Limit on Value of Optioned Shares.
       The aggregate fair market value (determined as of the Option Grant Date) of the shares of Common Stock to which Options granted under Plan A are exercisable for the first time by any employee of the Company during any calendar year under all incentive stock option plans of the Company and its Affiliated Companies shall not exceed $100,000. The limitation imposed by this section 13 shall not apply to Options granted under Plan B.

              14.     Payment of Exercise Price with
       Company Stock. The Board may provide that, upon exercise of the Option, the Optionee may elect to pay for all or some of the shares of Common Stock underlying the Option with shares of Common Stock of the Company previously acquired and owned at the time of exercise by the Optionee, subject to all restrictions and limitations of applicable laws, rules and regulations, including Section 425(c)(3) of the Code, and provided that the Optionee will make representations and warranties satisfactory to the Company regarding his or her title to the shares used to effect the purchase, including without limitation representations and warranties that the Optionee has good and marketable title to such shares free and clear of any and all liens, encumbrances, charges, equities, claims, security interests, options or restrictions, and has full power to deliver such shares without obtaining the consent or approval of any person or governmental authority other than those which have already given consent or approval in a form satisfactory to the Company. The equivalent dollar value of the shares used to effect the purchase shall be the fair market value of the shares on the date of the purchase as determined by the Board in its sole discretion, exercised in good faith.

              15.     Stock Option Agreements.  The terms
       and conditions of Options granted under the Plan shall be evidenced by a Stock Option Agreement
       (hereinafter referred to as the "Agreement") executed by the Company and the person to whom the Option is granted. Each agreement shall contain the following provisions:

               15.1   A provision fixing the number of
       shares which may be issued upon exercise of the Option;

               15.2   A provision establishing the Option
       exercise price per share;

               15.3   A provision establishing the times
       and the installments in which Options may be exercised, provided, however, such times and installments shall not be more than 20% of the number of shares covered by such Option each year from the Option Grant Date;

               15.4   A provision incorporating therein
       this Plan by reference;

               15.5   A provision clarifying which Options
       are intended to be Incentive Stock Options under Plan A and which are intended to be nonstatutory stock options under Plan B;

               15.6   A provision fixing the maximum
       duration of the Option as not more than five (5) years from the Option Grant Date for Options granted under Plan A and not more than ten (10) years from the Option Grant Date for Options granted under Plan B;

               15.7   Such representations and warranties
       by the Optionee as may be required by section 25 of this Plan or as may be required by the Board in its discretion;

               15.8   Any other restriction (in addition to
       those established under this Plan) as may be established by the Board with respect to the exercise of the Option, the transfer of the Option, and/or the transfer of the shares purchased by exercise of the Option, provided that such restrictions are not in conflict with this Plan; and

               15.9   Such other terms and conditions
       consistent with this Plan as may be established by the Board.

              16.     Taxes, Fees and Expenses.  The
       Company shall pay all original issue and transfer taxes (but not income taxes, if any) with respect to the grant of Options and/or the issue and transfer of shares pursuant to the exercise of such Options, and all other fees and expenses necessarily incurred by the Company in connection therewith, and will from time to time use its best efforts to comply with all laws and regulations which, in the opinion of counsel for the Company, shall be applicable thereto.

              17.     Withholding of Taxes.  The grant of
       Options hereunder and the issuance of Common Stock pursuant to the exercise of such Options is conditioned upon the Company's reservation of the right to withhold, in accordance with any applicable law, from any compensation payable to the Optionee any taxes required to be withheld by federal, state and local law as a result of the grant or exercise of any such Option.

              18.     Amendment or Termination of the Plan.

               18.1   The Board may amend this Plan from
       time to time in such respects as the Board may deem advisable, provided, however, that no such amendment shall operate to (i) affect adversely an Optionee's rights under this Plan with respect to any Option granted hereunder prior to the adoption of such amendment, except as may be necessary, in the judgment of counsel to the Company, to comply with any applicable law, (ii) increase the maximum aggregate number of shares which may be optioned and sold under the Plan (unless shareholders approve such increase), (iii) change the manner of determining the option exercise price, (iv) change the classes of persons eligible to receive Options under the Plan, or (v) extend the maximum duration of the Option or the Plan.

               18.2   The Board may at any time terminate
       this Plan. Any such termination of the Plan shall not, without the written consent of the Optionee, alter the terms of Options already granted, and such Options shall remain in full force and effect as if this Plan had not been terminated.

              19.     Options Not Transferable.  Options
       granted under this Plan may not be sold, pledged, hypothecated, assigned, encumbered, gifted or otherwise transferred or alienated in any manner, either voluntarily or involuntarily by operation of law, other than by will or the laws of descent of distribution, and may be exercised during the lifetime of an Optionee only by such Optionee.

              20.     No Restrictions on Transfer of Stock.
        Common Stock issued pursuant to the exercise of an Option granted under this Plan (hereinafter
       "Optioned Stock"), or any interest in such Optioned
       Stock, may be sold, assigned, gifted, pledged, hypothecated, uncumbered or otherwise transferred or alienated in any manner by the holder(s) thereof, subject, however, to any representations or warranties requested under section 25 of this Plan and also subject to compliance with any applicable federal, state or other local law, regulation or rule governing the sale or transfer of stock or securities.

              21.     Reservation of Shares of Common
       Stock. The Company, during the term of this Plan, shall at all times reserve and keep available such number of shares of its Common Stock sufficient to satisfy the requirements of the Plan.

              22.     Restrictions on Issuance of Shares.
       The Company, during the term of this Plan, shall use its best efforts to obtain from the appropriate regulatory agencies any requisite authorization to grant Options or issue and sell such number of shares of its Common Stock as necessary to satisfy the requirements of the Plan. The inability of the Company to obtain from any such regulatory agency having jurisdiction thereof the authorization deemed by the Company's counsel to be necessary to the lawful grant of Options or the issuance and sale of any shares of its stock hereunder or the inability of the Company to confirm to its satisfaction that any grant of Options or issuance and sale of any shares of such stock will meet applicable legal requirements shall relieve the Company of any liability in respect of the non-issuance or sale of such stock as to which such authorization or confirmation have not been obtained.

              23.     Notices.  Any notice to be given to
       the Company pursuant to the provisions of this Plan shall be addressed to the Company in care of its Secretary at its principal office, and any notice to be given to a person to whom an Option is granted hereunder shall be addressed to him or her at the address given beneath his or her signature on his or her Stock Option Agreement, or at such other address as such person or his or her transferee (upon the transfer of Optioned Stock) may hereafter designate in writing to the Company. Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service. It should be the obligation of each Optionee and each transferee holding optioned stock to provide the Secretary of the Company, by letter mailed as provided hereinabove, with written notice of his or her correct mailing address.

              24.     Adjustments Upon Changes in
       Capitalization.  If the outstanding shares of Common
       Stock of the Company are increased, decreased, changed into or exchanged for a different number or kind of shares of the Company through reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split, then an appropriate and proportionate adjustment shall be made in the number or kind of shares which may be issued upon exercise or Options granted under the Plan; provided, however, that no such adjustment need be made if, upon the advice of counsel, the Board determines that such adjustment may result in the receipt of federally taxable income to holders of Options granted hereunder or the holders of Common Stock or other classes of the Company's securities.

              25.     Representations and Warranties.  As a
       condition to the grant of any Option hereunder or the exercise of any portion of an Option, the Company may require the person to be granted or exercising such Option to make any representations and/or warranty to the Company as may, in the judgment of counsel to the Company, be required under any applicable law or regulation, including, but not limited to, a representation and warranty that the Option and/or shares issuable or issued upon exercise of such Option are being acquired only for investment, for such person's own account and without any present intention to sell or distribute such Option or shares, as the case may be, if, in the opinion of counsel for the Company, such representation is required under the Securities Act of 1933, the California Corporate Securities Law of
       1968 or any other applicable law, regulation or rule of any governmental agency.

              26.     No Enlargement of Employee Rights.
       This Plan is purely voluntary on the part of the Company, and the continuance of the Plan shall not be deemed to constitute a contract between the Company and any employee, or to be consideration for or a condition of the employment of any employee.
       Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the employ of the Company or its Affiliated Companies, or to interfere with the right of the Company or an Affiliated Company to discharge any employee thereof at any time. No employee shall have any right to or interest in Options authorized hereunder prior to the grant of such an Option to such employee, and upon such grant he or she shall have only such rights and interests as are expressly provided herein, subject, however, to all applicable provisions of the Company's Certificate of Incorporation, as the same may be amended from time to time.

              27.     Information to Option Holders.
       During the period any options granted to employees of the Company remain outstanding, such employee-option holders shall be entitled to receive, on an annual or other periodic basis, financial and other information regarding the Company. The Board shall exercise its discretion with regard to the nature and extent of the financial information so provided, giving due regard to the size and circumstances of the Company and, if the Company provides annual reports to its shareholders, the Company's practice in connection with such annual reports. Notwithstanding the above, if the issuance of options under either Plan
       A or Plan B is limited to key employees whose duties in connection with the company assure their access to equivalent information, this section 27 shall not apply to such employees and plan. A copy of this Plan shall be delivered to the Secretary of the Company and shall be shown by him or her to each eligible person making reasonable inquiry concerning it. A copy of this Plan also shall be delivered to each Optionee at the time his or her Options are granted.

              28.     Legends on Stock Certificates.  Each
       certificate representing Common Stock issued under this Plan shall bear whatever legends are required by federal or state law or by any governmental agency. In particular, unless an appropriate registration statement is filed pursuant to the Federal Securities Act of 1933, as amended, with respect to the shares of Common Stock issuable under this Plan, each certificate representing such Common
       Stock shall be endorsed on its face with the following legend or its equivalent:

                      Neither the Option pursuant to which
                      the shares represented by this
                      certificate are issued nor said
                      shares have been registered under the
                      Securities Act of 1933, as amended
                      (the "Act").  Transfer or sale of
                      such securities or any interest
                      therein is unlawful except after
                      registration, or pursuant to an
                      exemption from the registration
                      requirements, as provided in the Act
                      and the regulations thereunder.

              29.     Specific Performance.  The Options
       granted under this Plan and the Optioned Stock issued pursuant to the exercise of such Options cannot be readily purchased or sold in the open market, and, for that reason among others, the Company and its shareholders will be irreparably damaged in the event that this Plan is not specifically enforced. In the event of any controversy concerning the right or obligation to purchase or sell any such Option or Optioned Stock, such right or obligation shall be enforceable in a court of equity by a decree of specific performance.
        Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the parties may have.

              30.     Invalid Provision.  In the event that
       any provision of this Plan is found to be invalid or otherwise unenforceable under any applicable law, such invalidity or enforceability shall not be construed as rendering any other provisions contained herein invalid or unenforceable, and all such other provisions shall be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

              31.     Applicable Law.  This Plan shall be
       governed by and construed in accordance with the laws of the State of California.

              32.     Successors and Assigns.  This Plan
       shall be binding on and inure to the benefit of the Company and the employees to whom an Option is granted hereunder, and such employees' heirs, executors, administrators, legatees, personal representatives, assignees and transferees.

              IN WITNESS WHEREOF, pursuant to the due
       authorization and adoption of this Plan by the Board on June 3, 1999, the Company has caused this Plan to be duly executed by its duly authorized officers.


                     INDUSTRIAL RUBBER INNOVATIONS, INC.


                       /s/    John Proulx

                        By:    John Proulx
                       Its:   President